UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05276_

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/18 is included with this Form.

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Cynthia Starke,
Portfolio Manager
Objective:
Capital Appreciation
Inception Date:
January 1, 2015
Net Assets at
June 30, 2018:
$2,696,839
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
We are pleased to present you with this semi-annual report for Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust, for the six months ended June 30, 2018.
The Fund posted modestly positive absolute gains that outperformed its benchmark index, the First Trust Equity Closed-End Fund Total Return Index, for the semi-annual period.
The Fund is designed for investors who seek to capitalize on the opportunities presented by the inefficiencies of the closed-end fund marketplace and by closed-end funds’ attractive distribution levels. Based on a proprietary multi-factor model that incorporates an array of selection criteria to guide the Fund’s portfolio composition, we have built an actively managed equity portfolio comprised generally of 30 to 35 closed-end funds that are primarily purchased at a discount to their net asset value. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms.
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2018, especially given the newsworthy events of the semi-annual period.
Economic Review
Overall, the semi-annual period was one of improving U.S. economic growth and modestly increasing inflation.
For the first quarter of 2018, U.S. Gross Domestic Product (GDP) growth registered 2.0%. Retail sales were particularly weak in the first two months of the calendar year, a key factor in keeping growth rates slower than the 2.9% GDP growth rate of the fourth quarter of 2017. However, retail sales then picked up considerably in March, April and May 2018, leading economists to forecast second quarter GDP growth to be considerably stronger, possibly reaching an annualized growth rate of 3.8% or more. The U.S. labor market remained healthy throughout the semi-annual period, as job gains averaged 214,000 per month, higher than the 188,000 monthly average for the year 2017. Unemployment fell from 4.1% at the beginning of the calendar year to 4.0% in June 2018, the lowest level in more than 18 years. In the month of May 2018, U.S. unemployment actually achieved its lowest reading of the semi-annual period at 3.8%. Manufacturing also remained strong, with the most important measure, the ISM Manufacturing Survey, reaching its highest level in more than nine months. Because of this economic strength, inflation, which had been tame for so long, finally started to pick up, albeit modestly. Although average hourly earnings among U.S. workers did not increase, the broadest measure of inflation, which the Federal Reserve (the Fed) closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 2.0% on a year over year basis as of May 2018 (latest data available).
The modest uptick in inflation supported the Fed’s tightening monetary policy. During the semi-annual period, the Fed increased its targeted federal funds rate twice — in March and June 2018 — bringing it to a range of 1.75% to 2.00%. The Fed also signaled to investors that

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

it would increase interest rates once or possibly twice more before the calendar year ends. While U.S. inflation had only increased modestly, Fed policymakers stated concerns about the low unemployment rate, which they believe may eventually push wages higher, driving the overall inflation rate even higher. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the semi-annual period. For example, the two-year U.S. Treasury note started the semi-annual period with a yield of 1.88% and ended June with a yield of 2.53%, an increase of 65 basis points. (A basis point is 1/100th of a percentage point.) Long-term fixed income securities fared somewhat better. The bellwether 10-year U.S. Treasury note began the semi-annual period with a yield of 2.40% and ended June with a yield of 2.86%, up 46 basis points.
Despite the Fed’s tightening of monetary policy, which has the potential to slow economic growth through reduced credit activity, many economists were optimistic at the end of the semi-annual period about economic growth prospects for the months ahead, largely due to fiscal policy. The U.S. tax reform package passed by Congress and signed into law in December 2017 could well drive better corporate earnings through lower corporate tax rates and improved consumer spending. However, working against this positive scenario is the current U.S. Administration’s imposition of tariffs on Western Europe, Canada, Mexico and, perhaps most significantly, China. Historically, tariffs have slowed economic growth and added to inflationary pressures. If these recent decisions regarding tariffs — and any potentially resulting trade wars — follow historical precedent, they could have an important effect on both U.S. and global economic growth going forward.
On the commodities front, markets overall rose on fundamental strength but with geopolitical hindrance and uncertainty surrounding actual and potential tariffs imposed by the U.S. Administration and escalating trade tensions dominating the direction of various commodity prices. Oil prices rose strongly, with West Texas Intermediate crude oil prices appreciating approximately 23% during the semi-annual period on a positive supply/demand scenario. Gold prices declined on rising U.S. Treasury yields and a stronger U.S. dollar.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index, gained 2.65% during the six months ended June 30, 2018.
As 2018 began, the momentum of late 2017 carried into January amid strengthening economic growth, rising corporate earnings and continued optimism surrounding the tax reform enacted in December 2017. The U.S. equity market rally came to an abrupt halt in early February, however, after unexpectedly strong wage growth sparked fears the Fed would be compelled to speed up its pace of interest rate increases. Such market speculation stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. Stocks subsequently recovered, as concerns about the Fed gradually eased, but the markets turned lower once again in March in reaction to potentially unfavorable changes in U.S. trade policy. Despite these fluctuations, which stood in marked contrast to the unusually low volatility of 2017, the S&P 500® Index closed the first quarter with a modest decline.
The S&P 500® Index posted a solid gain of 3.43% in the second quarter of 2018. Improved economic growth and strong first quarter 2018 corporate earnings appeared to more than offset the Fed’s second interest rate hike of the calendar year, signs of a possible slowdown in economic growth overseas and escalating trade tensions, the latter of which proved to be a persistent source of market volatility.
As was the case for 2017, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2018, with value-oriented stocks overall in the large-cap and mid-cap segments posting modestly negative absolute returns. However, in a reversal from 2017, small-cap stocks performed best, followed at some distance by large-cap stocks and mid-cap stocks, which performed similarly to each other. Still, all capitalization segments posted positive returns during the semi-annual period. (All as measured by the FTSE Russell indices.2)
In the S&P 500® Index, six sectors posted positive absolute returns and five generated negative returns during the semi-annual period. Consumer discretionary, information technology and energy were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the semi-annual period were telecommunication services, consumer staples and industrials.
All told, the U.S. equity market outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index4, respectively, posted semi-annual returns of  -2.75% and -6.66%, respectively, weighed on by political and protectionism concerns,

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

including Italian political turmoil, the ongoing unpredictability around the U.S.-North Korea summit, and trade war fears. Central bank tightening and a strong U.S. dollar further pressured international equities.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 65 years — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on the other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
The Fund’s annual and semi-annual shareholder reports are available from GIAC’s website at: http://prospectuses.guardianlife.com/GuardianLife/ProspectusesandFinancialReports/. You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting GIAC at 7 Hanover Square, New York, NY 10004 or calling toll-free 800-221-3253.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

FTSE Russell Index is a broad range of U.S. indexes which allow investors to track current and historical market performance by specific size, investment style and other market characteristics.

3
MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

4
MSCI Emerging Markets Index consists of 23 economies which measures equity market performance in global emerging markets.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

INVESTMENT OBJECTIVE AND STRATEGY (condensed)(unaudited)
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective. The Fund primarily invests in a diversified basket of U.S. closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves. The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities.
Manager Discussion of Fund Performance
Below, Value Line VIP Equity Advantage Fund portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 0.08% during the six months ended June 30, 2018. This compares to the 0.03% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Index (the “First Trust Index”),1 during the same period.
On average, during the semi-annual period, the Fund’s weighted average discount to net asset value (“NAV”) was 8.1%. This compares to the First Trust Index’s average discount to NAV of 3.8% during the same period. At June 30, 2018, the Fund’s weighted average discount to NAV was 8.4% compared to the First Trust Index’s average discount to NAV of 3.3%.
What were the most significant economic and market forces that influenced the equity closed-end fund market during the semi-annual period?
Closed-end funds, as measured by the First Trust Index, posted rather flat returns on average during the semi-annual period. The First Trust Index was deterred by commodity closed-end funds and fixed income closed-end funds, which declined the most. These declines were virtually offset by gains across mixed allocation closed-end funds and equity closed-end funds, which generally appreciated. Discounts to NAVs narrowed, and interest rates rose. The First Trust Index’s average discount to NAV narrowed to approximately 3% on June 30, 2018 from about 4% six months earlier. Discounts to NAV of equity closed-end funds in the First Trust Index narrowed by approximately 10 basis points to about 4% on average, below their 52-week average of approximately 5%. (A basis point is 1/100th of a percentage point.) At the end of the semi-annual period, utilities closed-end funds traded at a slight discount to NAV compared to an approximately 2% premium at the beginning of the semi-annual period and a 52-week average premium of about 2%. The average premium of technology closed-end funds increased, reaching about 8% at the end of the semi-annual period versus approximately 3% on December 31, 2017. Information technology was the second-best performing sector in the S&P 500® Index, up approximately 11% during the semi-annual period. The interest rate-sensitive utilities sector in the S&P 500® Index posted a return of just 0.32%, lagging the 2.65% of the S&P 500® Index during the semi-annual period. The U.S. Federal Reserve (the Fed) raised the targeted federal funds rate twice during the semi-annual period — in March and June 2018, bringing it to a range of 1.75% to 2.00%. The Fed raised its inflation projection for the calendar year from 1.9% in March 2018 to 2.1% in June 2018 and expected inflation to run slightly above its target rate of 2.0% through 2020. Should inflation trends accelerate, the Fed is likely, in our view, to raise interest rates faster than currently expected.
The S&P 500® Index gained 2.65% during the semi-annual period, led by growth-oriented sectors, including consumer discretionary and information technology. Cyclical and interest rate-sensitive sectors, including industrials, financials, telecommunication services and materials, declined. The energy sector was the third best performer in the S&P 500® Index, up approximately 7% for the semi-annual period. It benefited from strong oil price appreciation, reflecting positive supply/demand fundamentals. As measured by the FTSE Russell indices, growth-oriented stocks outperformed value-oriented stocks by wide margins. By capitalization, small-cap stocks led performance, followed by large-cap and then mid-cap stocks. Internationally, as measured by the MSCI EAFE and MSCI Emerging Markets Indices, respectively, both emerging markets equities and developed markets equities declined, but emerging markets equities lagged.
These market trends were reflected across equity closed-end funds’ price returns. As classified by Morningstar categories, in terms of absolute price returns, the best performing equity closed-ends funds in the First Trust Index included technology, mid-cap growth, large-growth, and equity energy closed-end funds. Declining categories included diversified emerging markets, Europe stock, foreign large blend, industrials and India equity closed-end funds.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund modestly outperformed the First Trust Index during the semi-annual period. On the positive side, having no exposure to fixed income closed-end funds and commodity closed-end funds, both of which declined significantly during the semi-annual period, buoyed the Fund’s returns relative to the First Trust Index. The Fund also benefited from its overweight allocation to equity closed-end funds, which gained approximately 1% on average during the semi-annual period, as well as from selection of equity closed-end funds. Such positive contributors were offset by having no exposure to strongly performing mixed allocation closed-end funds. The Fund does not invest in non-equity closed-end funds, and so the strong performance of mixed allocation closed-end funds in the First Trust Index had a negative effect on relative results.
Did the Fund’s proprietary model favor certain types of equity closed-end funds during the reporting period?
The Fund’s proprietary model favored energy Master Limited Partnerships (MLPs), utilities and health care closed-end funds during the semi-annual period. The Value Line quantitative model ranks its universe of equity closed-end funds based on a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions overall helped the Fund’s performance relative to the First Trust Index during the reporting period. For example, the Fund benefited from its allocation to iShares Nasdaq Biotechnology ETF (IBB), which posted solid positive returns during the semi-annual period that significantly outperformed the First Trust Index. The First Trust Index does not allocate to exchange-traded funds (ETFs). Qualitative decisions to remain invested in Liberty All-Star Equity Fund (USA) and Royce Micro-Cap Trust (RMT) also proved beneficial, as each posted a positive return that outpaced the First Trust Index during the semi-annual period.
What were the Fund’s strongest-contributing market sectors (as delineated by Morningstar categories) on a relative basis when looking through at its underlying holdings compared to the First Trust Index? Which detracted most?
As mentioned earlier, the Fund benefited from having no allocations to fixed income closed-end funds and commodity closed-end funds, which declined during the semi-annual period. Among equity closed-end funds, the Fund benefited from its overweighted allocation to and selections amongst strongly performing energy closed-end funds and from its underweighted allocation to weaker MLP closed-end funds. The Fund also benefited from selections among health care closed-end funds. Selections among and having an underweighted allocation to real estate closed-end funds, which declined during the semi-annual period, added value as well.
Conversely, the Fund was hurt by poor selections amongst and allocations to world stock closed-end funds. The Fund was underweight global closed-end funds, which outpaced the First Trust Index during the semi-annual period, and was overweight diversified emerging markets closed-end funds, which declined. Selections among utilities closed-end funds detracted as did having no exposure to strongly performing technology closed-end funds.
Which equity market sectors (as delineated by GICS sectors) most significantly affected Fund performance when looking at the underlying closed-end funds?
Via underlying closed-end funds, positioning in the energy, consumer staples and real estate sectors contributed most positively to the Fund’s relative performance. Both allocation and selection decisions within energy and consumer staples proved beneficial. Relative to underlying equity closed-end fund holdings of the First Trust Index, the Fund was underweight energy and had a rather neutral position in consumer staples. Within the S&P 500® Index, energy was the third best performing sector, while consumer staples was the weakest performer during the semi-annual period. Within real estate, the Fund benefited from its underweight allocation, which more than offset the negative effect of selection within the sector. The real estate sector lagged the S&P 500® Index during the semi-annual period.
Detracting from relative results was positioning in the consumer discretionary, industrials and information technology sectors, via underlying closed-end funds. Consumer discretionary and information technology were the top two performing sectors in the S&P 500® Index during the semi-annual period. While the Fund’s allocation to consumer discretionary, via underlying closed-end funds, contributed positively, the benefit was more than offset by poor selection

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

within the sector. The Fund’s underweighting to and selection within the information technology sector, via underlying closed-end funds, detracted. The industrials sector was the third-weakest performer within the S&P 500® Index during the semi-annual period, and thus the Fund’s overweighted allocation hurt as did its selections within the sector.
Which underlying funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the semi-annual period were positions in BlackRock Energy and Resources Trust, ClearBridge Energy MLP Fund and John Hancock Tax-Advantaged Dividend Income Fund.
Which underlying funds detracted significantly from the Fund’s performance during the semi-annual period?
The closed-end funds that detracted most from the Fund’s performance during the semi-annual period were positions in Templeton Emerging Markets Fund, Macquarie Global Infrastructure Total Return Fund and Kayne Anderson Energy Total Return Fund.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
The Fund’s buy and sell decisions were mainly driven by changes in the Value Line quantitative model. For instance, triggered by the Value Line quantitative model, the Fund bought BlackRock Health Sciences Trust and John Hancock Tax-Advantaged Dividend Income Fund. These closed-end funds subsequently posted strong double-digit returns, and each contributed positively to the Fund’s relative results.
Conversely, the Fund sold its position in ClearBridge Energy MLP Opportunity Fund (EMO), which had gained more than 1% for the time held during the semi-annual period. Subsequent to the sale and through the end of the semi-annual period, EMO declined significantly, proving our sale in June 2018 was both timely and profitable, as triggered by the Value Line quantitative model.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the semi-annual period, the Fund increased its exposure to emerging markets and Asia, buying on weakness as these markets declined. From a sector perspective, the Fund increased its exposure relative to the First Trust Index in financials and utilities and decreased its exposure relative to the First Trust Index in energy and information technology. As always, the Fund’s regional and sector allocation decisions are driven mainly by changes in the Value Line quantitative model.
How was the Fund positioned relative to its benchmark index at the end of June 2018?
As of June 30, 2018, the Fund owned 34 equity closed-end funds, individually weighted within a range of 1.8% to 3.3% of total net assets. This compares to the First Trust Index, which owned 166 closed-end funds, including equity, fixed income, commodity and mixed allocation closed-end funds, with weightings ranging from 0.1% to 3.2% of total net assets. The Fund also owned one equity ETF, weighted at 1.8% of total net assets, at the end of the semi-annual period.
From a sector perspective, at the end of June 2018, the Fund was overweight relative to the First Trust Index, via positions in underlying closed-end funds, in health care, industrials and financials. Via positions in underlying closed-end funds, the Fund was underweight relative to the First Trust Index in energy, information technology and real estate and was rather neutrally weighted to the First Trust Index in consumer discretionary, consumer staples, materials, telecommunication services and utilities at the end of the semi-annual period.
What is your tactical view and strategy for the months ahead?
At the end of the semi-annual period, the average price discount to NAV of the First Trust Index, including equity closed-end funds, had narrowed and was below its 52-week average. At the same point, the Fund’s average discount to NAV had widened and was above its 52-week average. In our view, then, such results affirm that underlying closed-end fund selection is increasingly important. Further, we believe rising interest rates and shrinking supply of capital are likely to impact demand for closed-end funds in the months ahead. We intend to continue monitoring changes in the

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

implementation of government policies, interest rate expectations, commodity prices and overall macroeconomic environment conditions, as these changes will likely affect the performance of the equity closed-end fund market and the overall U.S. equity market ahead. These factors will help guide us in our qualitative decision-making process as we seek to enhance the performance of the Fund.
1
The First Trust Equity Closed-End Fund Total Return Price Index is a capitalization weighted index designed to provide a broad representation of the equity based closed-end fund universe. The equity based closed-end fund market is comprised of the following sectors: U.S. global, international, country, emerging market, commodities, preferred, REITs, covered calls, sector specific, tax advantaged, MLP, and hybrid funds. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Top Ten Holdings (As of 6/30/2018) (Unaudited)
Company	Percentage of Net Assets
BlackRock Energy and Resources Trust	3.39%
Liberty All Star Equity Fund	3.08%
Gabelli Equity Trust, Inc.	3.02%
Gabelli Dividend & Income Trust (The)	3.01%
Cohen & Steers Infrastructure Fund, Inc.	2.95%
General American Investors Co., Inc.	2.93%
Adams Natural Resources Fund, Inc.	2.91%
Eaton Vance Risk-Managed Diversified Equity Income Fund	2.90%
Reaves Utility Income Fund	2.89%
Voya Infrastructure Industrials and Materials Fund	2.88%
Total	29.96%
Portfolio Composition at 6/30/2018 (Unaudited):
(Percentage of Net Assets)
Average Annual Total Returns (For periods ended 6/30/2018) (Unaudited)
	YTD	1 Yr	3 Yr	Since Inception 1/1/2015
Value Line VIP Equity Advantage Fund	0.08%	8.55%	7.74%	6.35%
S&P 500® Index	2.65%	14.37%	11.93%	10.20%
First Trust Equity Closed End Total Return Index	0.03%	6.49%	6.75%	6.12%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (800) 221-3253 or visit www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund,
a series of Value Line Funds Variable Trust
Semi-Annual Report To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on January 1, 2018 and held for six months ended June 30, 2018.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,000.80	$6.20	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.26	1.25%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund
Schedule of Investments
June 30, 2018 (Unaudited)
Shares		Value
Closed-End Funds — 94.8%
CHINA REGION — 5.4%
3,200	Morgan Stanley China A Share Fund, Inc.	$73,856
3,400	Templeton Dragon Fund, Inc.	72,454
		146,310
CONSERVATIVE ALLOCATION — 2.8%
3,200	John Hancock Tax-Advantaged Dividend Income Fund	74,784
DIVERSIFIED EMERGING MARKETS — 2.5%
4,600	Templeton Emerging Markets Fund	67,666
ENERGY LIMITED PARTNERSHIP — 5.4%
7,600	Kayne Anderson Energy Total Return Fund, Inc.	71,820
5,800	Kayne Anderson Midstream/Energy Fund, Inc.	75,110
		146,930
EQUITY ENERGY — 6.3%
3,900	Adams Natural Resources Fund, Inc.	78,351
6,000	BlackRock Energy and Resources Trust	91,320
		169,671
FINANCIAL — 2.8%
2,000	John Hancock Financial Opportunities Fund	74,420
FOREIGN LARGE BLEND — 2.6%
12,000	BlackRock International Growth and Income Trust	68,880
GLOBAL REAL ESTATE — 2.5%
9,000	CBRE Clarion Global Real Estate Income Fund	67,860
HEALTH — 5.6%
3,500	Tekla Healthcare Investors	75,250
4,000	Tekla Life Sciences Investors	75,160
		150,410
INDIA EQUITY — 2.4%
2,700	India Fund, Inc. (The)	65,610
INDUSTRIALS — 2.9%
5,000	Voya Infrastructure Industrials and Materials Fund	77,750
JAPAN STOCK — 2.5%
5,700	Japan Smaller Capitalization Fund, Inc.	66,405
LARGE BLEND — 11.8%
4,800	Adams Diversified Equity Fund, Inc.	74,016
13,000	Gabelli Equity Trust, Inc.	81,380
Shares		Value
LARGE BLEND — 11.8% (Continued)
2,300	General American Investors Co., Inc.	$78,982
13,000	Liberty All Star Equity Fund	83,200
		317,578
LARGE GROWTH — 2.9%
8,300	Eaton Vance Risk-Managed Diversified Equity Income Fund	78,269
LARGE VALUE — 8.7%
8,401	BlackRock Enhanced Equity Dividend Trust	77,121
7,500	Boulder Growth & Income Fund, Inc.	77,100
3,600	Gabelli Dividend & Income Trust (The)	81,216
		235,437
MID-CAP GROWTH — 2.8%
1,900	Source Capital, Inc.	75,924
MISCELLANEOUS REGION — 2.8%
4,200	New Germany Fund, Inc. (The)	76,608
MODERATE ALLOCATION — 2.8%
3,300	Eaton Vance Tax-Advantaged Dividend Income Fund	75,966
UTILITIES — 8.5%
3,500	Cohen & Steers Infrastructure Fund, Inc.	79,450
5,000	Duff & Phelps Global Utility Income Fund, Inc.	71,850
2,700	Reaves Utility Income Fund	78,057
		229,357
WORLD ALLOCATION — 5.5%
4,500	Eaton Vance Tax-Advantaged Global Dividend Income Fund	76,500
4,400	Nuveen Real Asset Income and Growth Fund	71,104
		147,604
WORLD STOCK — 5.3%
8,000	Aberdeen Total Dynamic Dividend Fund	70,000
3,300	Macquarie Global Infrastructure Total Return Fund, Inc.	74,382
		144,382
Total Closed-End Funds (Cost $2,522,429)		2,557,821
Exchange-Traded Fund — 1.8%
HEALTH — 1.8%
449	iShares Nasdaq Biotechnology ETF	49,309
Total Exchange-Traded Funds (Cost $45,788)		49,309

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Schedule of Investments (Continued)
June 30, 2018 (Unaudited)
Shares		Value
Short-Term Investment — 4.7%
Money Market Fund — 4.7%
125,958	State Street Institutional U.S. Government Money Market Fund, Premier Class	$125,958
Total Short-Term Investment (Cost $125,958)		125,958
Total Investments — 101.3% (Cost $2,694,175)		$2,733,088
Excess Of Liabilities Over Cash And Other Assets — (1.3)%		(36,249)
Net Assets — 100.0%		$2,696,839
Net Asset Value Per Outstanding Share ($2,696,839 ÷ 226,621 shares outstanding)		$11.90
ETF
Exchange Traded Fund.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds*	$2,557,821	$—	$—	$2,557,821
Exchange-Traded Fund*	49,309	—	—	49,309
Short-Term Investment	125,958	—	—	125,958
Total Investments in Securities	$2,733,088	$—	$—	$2,733,088

*
See Schedule of Investments for further classification

See Notes to Financial Statements.

■  Value Line VIP Equity Advantage Fund
Statement of Assets and Liabilities
Statement of Operations

At June 30, 2018 (unaudited)

Assets:
Investment securities, at value (Cost – $2,694,175)	$2,733,088
Cash	1,645
Receivable from Adviser	3,553
Dividends and interest receivable	1,214
Total Assets	2,739,500
Liabilities:
Payable for capital shares redeemed	4,392
Accrued expenses:
Custody and accounting fees payable	16,039
Printing fee payable	12,669
Other	9,561
Total Liabilities	42,661
Net Assets	$2,696,839
Net assets consist of:
Capital stock, at $0.01 par value (authorized unlimited, outstanding 226,621 shares)	$2,266
Additional paid-in capital	2,175,314
Undistributed net investment income	211,942
Accumulated net realized gain on investments	268,404
Net unrealized appreciation (depreciation) of investments	38,913
Net Assets	$2,696,839
Net Asset Value Per Outstanding Share ($2,696,839 ÷ 226,621 shares outstanding)	$11.90

For the Six Months Ended
June 30, 2018 (unaudited)

Investment Income:
Dividends	$75,201
Interest	801
Total Income	76,002
Expenses:
Advisory fee	6,675
Service and distribution plan fees	5,340
Sub-transfer agent fees	886
Custody and accounting fees	17,223
Fund administration	12,941
Printing and postage	7,603
Transfer agent fees	1,877
Auditing and legal fees	589
Directors’ fees and expenses	228
Insurance fees	38
Registration and filing fees	14
Other	1,465
Total Expenses Before Fees Waived and Expenses Reimbursed (See Note 5)	54,879
Less: Advisory Fees Waived and Expenses Reimbursed	(31,965)
Less: Service and Distribution Plan Fees Waived	(5,340)
Less: Sub-Transfer Agent Fees Waived	(886)
Net Expenses	16,688
Net Investment Income	59,314
Net Realized and Unrealized Gain on Investments:
Net Realized Gain From:
Investments	81,997
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(141,195)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(59,198)
Net Increase in Net Assets from Operations	$116

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Operations:
Net investment income	$59,314	$151,831
Net realized gain on investments	81,997	187,665
Change in net unrealized appreciation/(depreciation) on investments	(141,195)	140,628
Net increase in net assets from operations	116	480,124
Distributions to Shareholders from:
Net investment income	—	(9,122)
Net realized gain from investment transactions	—	(73,737)
Total distributions	—	(82,859)
Share Transactions:
Proceeds from sale of fund shares	305,659	547,093
Proceeds from reinvestment of dividends and distributions to shareholders	—	82,859
Cost of fund shares redeemed	(407,110)	(310,775)
Net increase/(decrease) in net assets from fund share transactions	(101,451)	319,177
Total increase/(decrease) in net assets	(101,335)	716,442
Net Assets:
Beginning of period	2,798,174	2,081,732
End of period	$2,696,839	$2,798,174
Undistributed net investment income included in net assets, at end of period	$211,942	$151,829

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,
		2017	2016	2015
Net asset value, beginning of period	$11.89	$10.09	$9.30	$10.00
Income/(loss) from investment operations:
Net investment income	0.29	0.64	0.01	0.10
Net gains/(losses) on securities (both realized and unrealized)	(0.28)	1.50	0.90	(0.80)
Total from investment operations	0.01	2.14	0.91	(0.70)
Less distributions:
Dividends from net investment income	—	(0.04)	(0.07)	—
Distributions from net realized gains	—	(0.30)	(0.05)	—
Total distributions	—	(0.34)	(0.12)	—
Net asset value, end of period	$11.90	$11.89	$10.09	$9.30
Total return*	0.08%(1)	21.36%	9.82%	(7.00)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,697	$2,798	$2,082	$877
Ratio of gross expenses to average net assets(3)	4.11%(2)	4.81%	7.81%	21.69%
Ratio of net expenses to average net assets(4)	1.25%(2)	1.39%(5)	1.75%	1.75%
Ratio of net investment income to average net assets	4.44%(2)	5.98%	0.68%	2.06%
Portfolio turnover rate	53%(1)	121%	74%	91%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Not annualized.

(2)
Annualized.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Effective July 1, 2017, the Adviser agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25%.

See Notes to Financial Statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements

June 30, 2018 (unaudited)

1.
Significant Accounting Policies

Value Line VIP Equity Advantage Fund (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund seeks to achieve capital appreciation; current income being a secondary objective, by primarily investing in a diversified basket of U.S. closed-end funds, which EULAV Asset Management (the “Adviser”) believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end and closed-end mutual funds and ETF’s, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements: The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period
For the six months ended June 30, 2018, there were no transfers among levels.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended June 30, 2018, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Fund’s investments by category.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2018, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.
(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

2.
Fund Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in shares of beneficial interest in the Fund were as follows:
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Shares sold	25,881	49,389
Shares issued to shareholders in reinvestment of dividends and distributions	—	7,412
Shares redeemed	(34,590)	(27,855)
Net increase (decrease)	(8,709)	28,946
Dividends per share from net investment income	$—	$0.0368
Distributions per share from net realized gains	$—	$0.2973

3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Six Months Ended June 30, 2018 (unaudited)
PURCHASES:
Investment Securities	$1,393,003
SALES:
Investment Securities	$1,446,323

4.
Income Taxes

At June 30, 2018, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$2,694,175
Gross tax unrealized appreciation	$111,396
Gross tax unrealized depreciation	(72,483)
Net tax unrealized appreciation on investments	$38,913

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of  $6,675 was paid or payable to the Adviser for the six months ended June 30, 2018. This was computed at an annual rate of 1.00% of the average daily net assets of the Fund, during the period and paid monthly. Effective July 1, 2017, the rate was permanently reduced from 1.00% to 0.50% of the Fund’s average daily net assets. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2018, fees amounting to $5,340, before fee waivers, were accrued under the Plan.
The Adviser and Distributor have contractually agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.75% of the

■ Value Line VIP Equity Advantage Fund
Notes to Financial Statements (Continued)

June 30, 2018 (unaudited)

Fund’s average daily net assets (the “Expense Limitation”) for the first 6 months. Effective July 1, 2017, the Adviser has agreed to reduce its advisory fee and the Distributor agreed to reduce its Rule 12b-1 fees and/or to reimburse the Fund so that total annual portfolio operating expense will not exceed 1.25% of the Fund’s average daily net assets. The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2020 only with the agreement of the Board of the Fund. For the six months ended June 30, 2018, the Adviser waived fees of  $6,675, reimbursed expenses of  $25,290 and the Distributor waived fees of  $5,340.
As of June 30, 2018, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Expiration	Advisory Fees Waived and Expenses Reimbursed	Service and Distribution Plan Fees Waived
December 31, 2018	$89,917	$1,833
December 31, 2019	79,416	5,642
December 31, 2020	74,984	10,151
December 31, 2021	31,965	5,340
During the six months ended June 30, 2018, the Fund did not make any repayments to the Adviser or Distributor for previously waived and reimbursed fees.
The Fund has a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries like GIAC as the sponsor insurance company that provide sub TA and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Fund. The sub TA fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Fund would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Fund were a direct account with the Fund and (ii) the amount by which the fees charged by the financial intermediary for including the Fund on its platform and providing shareholder, sub TA and related services exceed the amount paid under the Fund’s Plan with respect to the Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub TA fees payable by the Fund to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of the Fund’s average daily net assets. If the sub TA fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2018, the Distributor waived $886 in sub TA fees.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line VIP Equity Advantage Fund

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE VIP EQUITY ADVANTAGE FUND,
A SERIES OF THE VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to approve with respect to the Value Line VIP Equity Advantage Fund (the “Fund”), a series of the Trust, the continuance of the Fund’s investment advisory agreement (the “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of the Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Fund and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) the arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within the Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over a one-year period of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified the Fund within its Allocation – 85%+ Equity category.
In preparing the Peer Group for the Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within the Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Morningstar prepared the Peer Group for the Fund consisting of 8 other retail insurance funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index. The Board noted that the Fund outperformed the benchmark index, but underperformed the Peer Group and Category medians for the one-year and three-year periods ended March 31, 2018.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire and (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also recognized that the Adviser engages a data provider to assist it with respect to the closed-end fund industry. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser has investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee. The Board considered the Adviser’s fee rate under the Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. The Board noted that a permanent reduction in the Adviser’s fee rate, effective July 1, 2017, under the Agreement decreased the annualized rate from 1.00% to 0.50% of the Fund’s average daily net assets. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Adviser’s advisory fee rate payable under the Agreement was more than the advisory fee rate of the Category and Peer Group medians. After a review of the information provided to the Board (including the permanent fee reduction), the Board concluded that the Fund’s fee rate for compensation for the services provided under its Agreement was satisfactory for the purpose of approving continuance of the Agreement.
Expenses.   The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category. The Board noted that, for the most recent fiscal year for which audited financial data is available, both before and after giving effect to the Fund’s existing fee waivers and fee waivers applicable to certain funds in the Peer Group and Category, the Fund’s expense ratio was greater than that of the Peer Group and Category medians. The Board was informed that the Fund’s total expense ratio was comparatively higher in part because the Fund’s relatively unique investment strategy of investing almost exclusively in closed-end funds relative to the different strategies of funds included in the Peer Group and Category. As a result, the Fund’s expense ratio includes the costs of investing in the underlying closed-end funds. The Adviser, the Distributor and the Board agreed that the Distributor and then the Adviser will waive up to its total fee payable under the Fund’s Rule 12b-1 Plan and Agreement, respectively, and the Adviser will further reimburse certain expenses of the Fund, to the extent necessary to contractually limit the Fund’s total annual operating expenses (other than those attributable to acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.25% of the Fund’s average daily net assets during the period ending June 30, 2019 pursuant to an Expense Limitation Agreement. The Expense Limitation Agreement provides that the Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s total operating expenses (subject to the exclusions noted above) fall below an annualized rate of 1.25%. The fee waivers and expense reimbursements under the Expense Limitation Agreement can be terminated or modified before June 30, 2019 only with the approval of the Board. After a review of the information provided to the Board, the Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement.

Value Line VIP Equity Advantage Fund

■ Value Line VIP Equity Advantage Fund

Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund or the Trust. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that it does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant, in the exercise of its reasonable business judgment and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Agreement and Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.

Value Line VIP Equity Advantage Fund

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 6, 2018